Exhibit 99.1
INVESTACORP COMPANIES
Combined Financial Statements
June 30, 2007, 2006, and 2005
Table of Contents

Page(s)
Independent Auditors’ Report	1

Combined Financial Statements:

Combined Statements of Financial Condition	2

Combined Statements of Income	3

Combined Statements of Shareholders’ Equity	4

Combined Statements of Cash Flows	5

Notes to Combined Financial Statements	6-13

Independent Auditors’ Report
The Board of Directors
Investacorp Companies:
We have audited the accompanying combined statements of financial condition of Investacorp Companies (the Company) as of June 30, 2007 and 2006, and the related combined statements of income, shareholders’ equity, and cash flows for each of the years in the three-year period ended June 30, 2007. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Investacorp Companies as of June 30, 2007 and 2006, and the combined results of their operations and their cash flows for each of the three years in the period ended June 30, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
December 18, 2007
Miami, Florida
Certified Public Accountants

INVESTACORP COMPANIES
Combined Statements of Financial Condition
June 30, 2007 and 2006

	2007	2006
Assets

Cash and cash equivalents	$3,254,620	$2,975,466
Trading securities owned, at fair value	3,788,245	2,952,382
Receivable from brokers/dealers	1,443,238	1,067,144
Commissions receivable	3,261,348	2,716,808
Deposits with clearing brokers/dealers	225,785	302,886
Receivable from registered representative	—	300,008
Notes receivable	276,000	13,500
Property and equipment, net	95,175	73,124
Other assets	200,076	200,787

Total assets	$12,544,487	$10,602,105

Liabilities and Shareholders’ Equity

Commissions payable	$4,558,825	$3,679,419
Accounts payable and accrued expenses	2,282,971	1,933,383
Securities sold, not yet purchased, at market value	5,059	5,126

Total liabilities	6,846,855	5,617,928

Commitments and contingencies (note 11)

Shareholders’ equity:
Common stock — voting	621	1,521
Common stock — nonvoting, $1 par value. Authorized, issued, and outstanding 900 shares and 0 shares, respectively	900	—
Additional paid-in capital	706,332	706,332
Retained earnings	4,989,779	4,276,324

Total shareholders’ equity	5,697,632	4,984,177

Total liabilities and shareholders’ equity	$12,544,487	$10,602,105

See accompanying notes to combined financial statements.

INVESTACORP COMPANIES
Combined Statements of Income
Years ended June 30, 2007, 2006, and 2005

	2007	2006	2005
Revenue:
Financial products commissions	$49,151,640	$43,400,852	$39,794,199
General securities commissions	4,923,531	5,444,395	5,502,380
Advisory fees	4,473,294	3,464,357	2,766,864
Trading profits, net	1,241,471	1,042,108	1,358,729
Interest and dividend income	1,475,816	1,287,377	1,326,524
Other income	2,528,405	2,888,423	2,008,069

Total revenue	63,794,157	57,527,512	52,756,765

Expenses:
Commissions advisory and clearance	49,760,283	44,038,336	40,849,562
Compensation and benefits	6,067,787	5,496,151	5,138,535
Professional fees	883,016	517,078	252,569
Regulatory	458,248	409,829	407,533
Insurance	396,585	293,771	330,747
Rent	375,143	404,146	394,717
Advertising	212,327	312,516	338,102
Conference	12,552	592,096	2,165
Office and administrative	460,299	436,768	435,881
Depreciation and amortization	43,697	75,016	91,299
Other	811,080	655,845	486,443

Total expenses	59,481,017	53,231,552	48,727,553

Income before income taxes	4,313,140	4,295,960	4,029,212
Income tax (benefit) expense	(317)	254	63

Net income	$4,313,457	$4,295,706	$4,029,149

See accompanying notes to combined financial statements.

INVESTACORP COMPANIES
Combined Statements of Shareholders’ Equity
Years ended June 30, 2007, 2006, and 2005

					Additional
	Common stock-voting		Common stock-nonvoting		paid-in	Retained
	Shares	Amount	Shares	Amount	capital	earnings	Total
Balance, June 30, 2004	3,600	$1,521	—	$—	$706,332	$4,295,717	$5,003,570
Net income	—	—	—	—	—	4,029,149	4,029,149
Distributions	—	—	—	—	—	(4,050,000)	(4,050,000)

Balance, June 30, 2005	3,600	1,521	—	—	706,332	4,274,866	4,982,719
Net income	—	—	—	—	—	4,295,706	4,295,706
Distributions	—	—	—	—	—	(4,294,248)	(4,294,248)

Balance, June 30, 2006	3,600	1,521	—	—	706,332	4,276,324	4,984,177
Cancellation and issuance of common stock (note 8)	(900)	(900)	900	900	—	—	—
Net income	—	—	—	—	—	4,313,457	4,313,457
Distributions	—	—	—	—	—	(3,600,002)	(3,600,002)

Balance, June 30, 2007	2,700	$621	900	$900	$706,332	$4,989,779	$5,697,632

See accompanying notes to combined financial statements.

INVESTACORP COMPANIES
Combined Statements of Cash Flows
Years ended June 30, 2007, 2006, and 2005

	2007	2006	2005
Cash flows from operating activities:
Net income	$4,313,457	$4,295,706	$4,029,149
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	43,697	75,016	91,299
(Increase) decrease in operating assets:
Trading securities owned	(835,863)	270,303	374,315
Receivable from brokers/dealers	(376,094)	813,366	(225,743)
Commissions receivable	(544,540)	(37,603)	(545,214)
Deposits with clearing brokers/dealers	77,101	(45)	(1,959)
Receivable from registered representative	300,008	(300,008)	91,340
Notes receivable	(262,500)	(13,500)	—
Other assets	711	47,541	(165,356)
Increase (decrease) in operating liabilities:
Commissions payable	879,406	(404,937)	598,490
Accounts payable and accrued expenses	349,588	49,628	560,107
Securities sold, not yet purchased	(67)	(126)	(130)

Net cash provided by operating activities	3,944,904	4,795,341	4,806,298

Cash flows from investing activity:
Purchases of property and equipment	(65,748)	(32,502)	(7,813)

Net cash used in investing activity	(65,748)	(32,502)	(7,813)

Cash flows from financing activity:
Distributions to shareholders	(3,600,002)	(4,294,248)	(4,050,000)

Net cash used in financing activity	(3,600,002)	(4,294,248)	(4,050,000)

Net increase in cash and cash equivalents	279,154	468,591	748,485
Cash and cash equivalents, beginning of year	2,975,466	2,506,875	1,758,390

Cash and cash equivalents, end of year	$3,254,620	$2,975,466	$2,506,875

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$1,670	$5,915	$1,610
See accompanying notes to combined financial statements.

INVESTACORP COMPANIES
Notes to Combined Financial Statements
June 30, 2007, 2006, and 2005
(1)	Description of Business

The combined financial statements of Investacorp Companies include the accounts of the following entities:
•	Investacorp, Inc., a registered broker/dealer in securities under the Securities Exchange Act of 1934. The entity is a member of the Financial Industry Regulatory Authority (FINRA). In connection with its activities as a broker/dealer, Investacorp, Inc. holds no funds or securities for customers. Investacorp, Inc. executes and clears all customer transactions with clearing brokers/dealers on a fully disclosed basis.

•	Investacorp Advisory Services, Inc. (IAS), an investment advisory firm registered with the Securities and Exchange Commission (SEC).

•	Investacorp Group, Inc. (Group), an administrative service provider.

•	Valor Insurance Agency Inc., Valor Insurance Agency of Alabama, Inc., Valor Insurance Agency of Maine, Inc., Valor Insurance Agency of Massachusetts, Inc., Valor Insurance Agency of Texas, Inc., and VIA Insurance Agency, Inc. (collectively, the VIA Companies), insurance agencies licensed to offer insurance products in various states.
Investacorp, Inc., IAS, Group, and the VIA Companies (collectively, the Companies) are under the control of a sole shareholder and its related entity. See note 13.

(2)	Significant Accounting Policies
(a)	Principles of Combination

The combined financial statements include the financial statements of the Companies, which are under common control. All intercompany balances and transactions have been eliminated in combination.

(b)	Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand and on deposit with banks and highly liquid investments with maturities of three months or less when purchased.

(c)	Trading Securities Owned and Securities Sold, Not Yet Purchased

Trading securities owned and securities sold, not yet purchased, are valued at quoted market prices, with the resultant change in market price included as trading profits for the period. Trading securities owned are comprised primarily of investments in money funds.

(d)	Commissions and Trading Profit — Revenue and Expense Recognition

Commissions and trading profit, and related expenses from transactions in mutual funds, general securities, variable insurance, and other products are recorded on a trade-date basis. Transactions in direct participation programs such as limited partnerships and any related commission income and expense are also recorded on a trade-date basis.
(Continued)

INVESTACORP COMPANIES
Notes to Combined Financial Statements
June 30, 2007, 2006, and 2005
(e)	Advisory Fees

Investment advisory and other asset management fees are received quarterly, in advance, but are recognized as earned on a pro rata basis over the term of the contract.

(f)	Allowance for Doubtful Accounts

The allowance for doubtful accounts is established through charges to operations. Receivables determined to be uncollectible are charged against the allowance and any subsequent recoveries are credited to the allowance. Management’s judgment in determining the adequacy of the allowance is based upon several factors which include, but are not limited to, loss experience in relation to outstanding receivables, periodic credit evaluations, and the current level of the allowance. If the Companies’ assumptions regarding collectibility prove inaccurate, the Companies could experience write-offs of receivables in excess of its allowance. As of June 30, 2007 and 2006, there was no allowance for doubtful accounts.

(g)	Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Property and equipment are depreciated or amortized using the straight-line method over three to five years, the estimated useful lives of the assets. Leasehold improvements and betterments are capitalized and amortized over the lesser of their useful life or the remaining initial term of the lease. Maintenance and repairs are charged to expense when incurred. Upon the sale or retirement of assets, the cost and accumulated depreciation are removed from the accounts, and any gain or loss is recognized currently.

(h)	Advertising

All promotional costs are expensed as incurred.

(i)	Impairment of Long-Lived Assets

The Companies evaluate long-lived assets for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Impairment losses are recognized if the carrying amount exceeds the sum of the undiscounted cash flows estimated to be generated by those assets. The amount of impairment loss is calculated as the amount by which the carrying value exceeds the fair value. No impairment occurred during the years ended June 30, 2007, 2006, and 2005.

(j)	Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, trading securities owned, receivables from brokers/dealers, commissions receivable, receivable from registered representative, commissions payable, and accounts payable and accrued expenses approximate fair values at June 30, 2007 and 2006 due to the short-term nature of these instruments.
(Continued)

INVESTACORP COMPANIES
Notes to Combined Financial Statements
June 30, 2007, 2006, and 2005
(k)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax asset and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(l)	Use of Estimates

The preparation of combined financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
(3)	Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a threshold of more-likely-than-not for recognition of tax benefits of uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides related guidance on measurement, derecognition, classification, interest and penalties, and disclosure. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Companies are in the process of assessing the impact of adopting FIN 48 on their results of operations and financial position.

In September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurement. SFAS No. 157 defines fair value, establishes a framework for the measurement of fair value, and enhances disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measures and is effective for fair value measures already required or permitted by other standards for fiscal years beginning after November 15, 2007. SFAS No. 157 is required to be applied prospectively, except for certain financial instruments. Any transition adjustment will be recognized as an adjustment to opening retained earnings in the year of adoption. The Companies are currently evaluating the impact of adopting SFAS No. 157 on their results of operations and financial position.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of FASB Statement No. 115, which provides companies with an option to report selected financial assets and liabilities at fair value. The objectives of SFAS No. 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provision of SFAS No. 157. Adoption of SFAS No. 159 is not expected to have a material impact on the Companies’ results of operation or financial position.
(Continued)

INVESTACORP COMPANIES
Notes to Combined Financial Statements
June 30, 2007, 2006, and 2005
(4)	Deposits with Clearing Brokers/Dealers

Pursuant to the Investacorp, Inc.’s clearing agreements with its clearing brokers/dealers, the entity is required to maintain interest-bearing security deposits totaling $225,000 and $300,000 as of June 30, 2007 and 2006, respectively, and for the duration of the respective agreements.

(5)	Notes Receivable

Investacorp, Inc. has granted loans to certain registered representatives. These notes bear interest at 7% and may be collectible over the next 2 to 10 years in accordance with certain related manager agreements. Under the terms of the related manager agreements, interest and principal payments on these notes can be forgiven by Investacorp, Inc. if certain exclusivity criteria and production requirements are met. As of June 30, 2007, interest payments of approximately $14,700 have been forgiven. No interest payments had been forgiven as of June 30, 2006 and 2005. No principal amounts have been forgiven as of June 30, 2007 and 2006.

(6)	Property and Equipment, Net

Property and equipment, net consists of the following:

	2007	2006
Computer and office equipment	$608,111	566,052
Furniture and fixtures	314,341	309,509
Leasehold improvements	149,353	130,496

	1,071,805	1,006,057
Less accumulated depreciation and amortization	976,630	932,933

Total	$95,175	73,124

(7)	Income Taxes

Investacorp, Inc., IAS, and Group have elected to be taxed under Subchapter S of the Internal Revenue Code. Accordingly, federal income taxes have not been provided for these entities since such taxes are the responsibility of the shareholders. However, the VIA Companies are taxed as C Corporations. Therefore, a federal and state income tax provision (benefit) has been recorded with respect to these entities.
(Continued)

INVESTACORP COMPANIES
Notes to Combined Financial Statements
June 30, 2007, 2006, and 2005
The components of the income tax expense (benefit) relating to the VIA Companies for the years ended June 30, 2007, 2006, and 2005 are as follows:

	Federal	State	Total
For the year ended June 30, 2007
Current	$(317)	—	$(317)
Deferred	—	—	—

Total	(317)	—	(317)

For the year ended June 30, 2006
Current	254	—	254
Deferred	—	—	—

Total	254	—	254

For the year ended June 30, 2005
Current	63	—	63
Deferred	—	—	—

Total	63	—	63

The actual income tax expense for the years ended June 30, 2007, 2006, and 2005 differs from the “expected” benefit computed by applying the U.S. federal corporate income tax rate of 34% to income (loss) before income tax as follows:

	For the Year Ended June 30,
	2007	2006	2005
Computed “expected” tax expense (benefit)	$5,275	(1,422)	(10,620)
Increase (decrease) in income taxes resulting from:
State and local income taxes	931	(344)	(1,844)

Permanent and other	—	—	—
Change in valuation allowance	(6,523)	2,020	12,527

Provision (benefit) for income taxes	$(317)	254	63

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
(Continued)

INVESTACORP COMPANIES
Notes to Combined Financial Statements
June 30, 2007, 2006, and 2005
Significant components of the Companies’ deferred tax assets and deferred tax liabilities as of June 30, 2007 and 2006 are presented below:

	For the year ended June 30,
	2007	2006
Deferred tax assets:
Net operating loss carryforward	$13,779	20,302

Total gross deferred tax assets	13,779	20,302
Less valuation allowance	(13,779)	(20,302)

Net deferred tax assets	$—	—

SFAS No. 109, Accounting for Income Taxes, requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a $13,779 and $20,302 valuation allowance at June 30, 2007 and 2006, respectively, is necessary to reduce the net deferred tax assets to the amount that will more likely than not be realized. The change in the valuation allowance for the current year is a decrease of $6,523.

At June 30, 2007 and 2006, the Company has available federal net operating loss carryforwards of $35,396 and $51,843, respectively, which expire in the years 2018 through 2026.

(8)	Common Stock

Common stock is comprised of the following:

	June 30, 2007			June 30, 2006
	Shares			Shares
	authorized,		Common	authorized,		Common
	issued and		stock–	issued and		stock–
	outstanding	Par value	voting	outstanding	Par value	voting
Investacorp, Inc.	100	1.00	100	1,000	1.00	1,000
Investacorp Advisory Services, Inc.	100	1.00	100	100	1.00	100
Investacorp Group, Inc.	1,000	0.01	10	1,000	0.01	10
Valor Insurance Agency Inc.	1,000	0.01	10	1,000	0.01	10
Valor Insurance Agency of Alabama, Inc.	100	no par value	100	100	no par value	100
Valor Insurance Agency of Maine, Inc.	100	no par value	100	100	no par value	100
Valor Insurance Agency of Massachusetts, Inc.	100	no par value	100	100	no par value	100
Valor Insurance Agency of Texas, Inc.	100	0.01	1	100	0.01	1
VIA Insurance Agency, Inc.	100	no par value	100	100	no par value	100

	2,700		$621	3,600		1,521

Prior to June 2007, the authorized capital of Investacorp, Inc. was 1,000 common shares of voting stock having a par value of $1.00 per share, of which 1,000 shares were issued and fully paid by the sole shareholder. During June 2007, Investacorp, Inc. amended its Articles of Incorporation to authorize the issuance of 100 shares of voting common stock having a par value of $1.00 per share, and 900 shares of nonvoting common stock having a par value of $1.00 per share. The holders of voting and nonvoting common stock have identical rights to distribution and liquidation proceeds. As of June 30, 2007, the original shares have been canceled and new shares have been issued.
(Continued)

INVESTACORP COMPANIES
Notes to Combined Financial Statements
June 30, 2007, 2006, and 2005
(9)	Net Capital

Investacorp, Inc. is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c 3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At June 30, 2007, Investacorp, Inc. had net capital of $3,280,440, which was $2,851,800 in excess of its required net capital of $428,640. Investacorp, Inc.’s net capital ratio was 1.96 to 1. At June 30, 2006, Investacorp, Inc. had net capital of $3,166,617, which was $2,814,232 in excess of its required net capital of $352,385. Investacorp, Inc.’s net capital ratio was 1.67 to 1.

(10)	Profit-Sharing Plan

Investacorp, Inc. sponsors the Investacorp, Inc. 401(k) Profit-Sharing Plan Trust (the Plan). The Plan is designed to allow all eligible employees to share in the profits of Investacorp, Inc. Investacorp, Inc. matches 50% of an eligible employee’s contribution, limited to 2% of an employee’s salary. Investacorp, Inc.’s contribution to the Plan amounted to $76,743, $69,782, and $67,550 for the years ended June 30, 2007, 2006, and 2005, respectively. Pursuant to the Plan, the Company may also make discretionary contributions to the Plan. For the years ended June 30, 2007, 2006, and 2005, the Company did not make a discretionary contribution.

(11)	Commitments and Contingencies
(a)	Litigation and Claims

The Companies are involved in various claims and legal actions arising in the ordinary course of business. Such litigation and claims involve substantial or indeterminate amounts and are in varying stages of legal proceedings. When the Companies believe that it is probable that a liability has been incurred and the amount of the loss can be reasonable estimated, the Companies will provide for the liability. In the opinion of management, after consultation with counsel, the ultimate disposition of these matters will not have a material adverse effect on the Companies’ combined financial position, results of operations, or liquidity.

During the fiscal years ended June 30, 2007, 2006, and 2005, various awards and settlements resulted in a net charge to operations of approximately $690,000, $523,000, and $370,000, respectively. The amounts are included with other expenses in the combined statements of operations.

(b)	Leases

Group leases office space under an operating lease that expires in July 2011. The office space lease requires Group to pay its proportionate share of maintenance, insurance, taxes, and utilities.
(Continued)

INVESTACORP COMPANIES
Notes to Combined Financial Statements
June 30, 2007, 2006, and 2005
Future minimum lease payments under the noncancelable operating lease (with initial or remaining lease terms in excess of one year) as of June 30, 2007 are:

Operating
leases
Year ending June 30:
2008	$372,913
2009	384,471
2010	394,352
2011	404,487
2012	33,778

Total minimum lease payments	$1,590,001

Rent expense amounted to $375,143, $404,146, and $394,717 for the years ended June 30, 2007, 2006, and 2005, respectively.
(12)	Off-Balance-Sheet Risk

Investacorp, Inc. does not carry accounts for customers or perform custodial functions related to customers’ securities. Investacorp, Inc. introduces all of its customer transactions, which are not reflected in these combined financial statements, with its clearing brokers, which maintain the customers’ accounts and clears such transactions. These activities may expose the Company to off-balance-sheet risk in the event that the customers do not fulfill their obligations with the clearing brokers. The Company continually assesses risks associated with its customers and records an estimated loss when management believes collection from the customer is unlikely.

(13)	Subsequent Events

On October 19, 2007, Ladenburg Thalmann Financial Services Inc. acquired all of the outstanding shares of the Companies, except for IAS’ shares that are expected to be acquired on December 31, 2007. Approximately $295,000 of the professional fees reflected on the combined statements of income for the year ended June 30, 2007 relate to expenses for this acquisition.

As a registered broker/dealer, Investacorp, Inc. is required to file annual audited financial statements with the SEC. The June 30, 2007 financial statements of Investacorp, Inc., along with the independent auditors’ report thereon were filed on August 27, 2007. During December 2007, an arbitration panel issued an award against Investacorp, Inc. and one of its registered representatives in the amount of $1,150,000. The registered representative is contractually obligated to indemnify Investacorp, Inc. for this expense. Investacorp, Inc. intends to seek reimbursement of one-half of this expense from the registered representative. In December 2007, Investacorp, Inc. and one of its former registered representatives agreed to settle a dispute with former customers for a total payment of $900,000, one-half of which will be borne by Investacorp, Inc. The foregoing amounts are not reflected in the accompanying combined financial statements as they became known after the filing of Investacorp, Inc.’s stand-alone financial statements with the SEC.